SUPPLEMENT DATED DECEMBER 16, 2024 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Fundamental Alternatives Fund
(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
At a meeting held on December 11, 2024, the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) approved the following changes to the Fund, effective on or about February 28, 2025:
1. The Fund will be renamed “Invesco Multi-Strategy Fund.”
2. The following information regarding the Fund’s principal investment strategies will replace in its entirety similar information appearing in the sections under the headings “Fund Summary - Principal Investment Strategies of the Fund” and “Investment Objective(s), Strategies, Risks and Portfolio Holdings - Objective(s) and Strategies”:
Invesco Advisers, Inc. (Invesco or the Adviser), exercises a flexible overall strategy in selecting investments by using multiple alternative investment strategies, certain of which may use long and short positions, to build a portfolio in pursuit of the Fund’s investment objective. The portfolio managers seek to identify investments and strategies that focus on mitigation of downside risk and have the potential for investment returns that have low correlation to traditional asset classes. The portfolio managers seek to allocate the Fund’s assets across alternative investment strategies based on their view of the attractiveness of the various strategies and their risks to the Fund at any given point in time based on market conditions. The Fund is expected to have long and/or short exposure across all four major asset classes (equities, fixed income, commodities and currencies), but at times the Fund may emphasize one or more of the asset classes or limit the long and/or short exposures within one or more of the asset classes depending on the portfolio managers’ view of the opportunities available. The Fund may invest a substantial portion of its assets in active and passive exchange-traded funds (ETFs).
The portfolio managers generally use an investment approach in which the Fund seeks to buy (i.e., go long) an asset when it has been doing well or sell (i.e., go short) an asset when it has been doing poorly. The portfolio managers may use the following strategies as part of this investment approach: long/short equity strategies, long/short fixed income strategies, long/short commodity strategies, and long/short currency strategies. The Fund’s overall long or short positioning within these strategies can vary based on market conditions. The Fund may take both long and short positions simultaneously. Short positions can be held for various purposes, including to express views in a particular area of the market, to hedge the Fund’s overall risk, or to hedge a specific position held by the Fund. The Fund will limit its total short sale positions to no more than 40% of its net assets at the time the short sale is entered into. The Fund currently intends, under normal circumstances, to implement its short market exposure through derivatives, rather than actual short sale positions (i.e., actual short sales of securities). Derivative instruments that provide short market exposure such as options, futures, swaps or forward foreign currency contracts are not deemed to constitute short sale positions for purposes of this limitation.
As part of the investment process, the portfolio managers may utilize factor-based strategies that involve systematically targeting securities exhibiting quantifiable issuer characteristics (or factors) of the underlying companies, industries and indices, along with a top-down macroeconomic overlay. These factors include, but are not limited to, momentum, value, quality, carry, size and volatility. The above factors may vary in particular cases and may change over time. The Fund may sell securities that the portfolio managers believe no longer meet these factors but is not required to do so. The portfolio managers typically attempt to allocate the Fund’s assets across the strategies discussed above in a way that seeks to provide strong risk-adjusted return potential. In response to changing market, economic, company, and industry-specific conditions and/or valuations and risk allocation fluctuations, the portfolio managers may change the Fund’s allocation to a particular strategy and may also implement new strategies or reduce the Fund’s allocation to any strategy to zero.
The Fund may invest a substantial portion of its assets in foreign securities, including companies in developed and emerging market countries and has no limit on the amount it can invest in such securities.
To implement the multiple strategies described above, the Fund may hold long and short positions in a variety of instruments, which include:
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Equity Securities. The Fund may invest in common stocks of U.S. and foreign companies without regard to the issuer’s location, size, market capitalization or industry sector, as well as ETFs with exposure to these instruments. The Fund may invest in equity securities of any investment style, including value, core, and growth investing styles.
Fixed Income Instruments. The Fund may invest in fixed income instruments, including bonds and notes or other debt securities issued by U.S. and foreign companies and governments, money market instruments, corporate bonds, and convertible bonds. The Fund may invest in investment grade or below-investment-grade debt securities (commonly referred to as “junk bonds”). The Fund may invest without limit in securities that are rated below-investment-grade and at times may invest substantial amounts of its assets in those securities. Investment-grade debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations (NRSROs) such as Moody’s Investors Service or S&P Global Ratings. The Fund may also invest in unrated securities, in which case the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below investment-grade categories similar to those of NRSROs. The Fund may also invest in other fixed income securities, including asset-backed securities, mortgage-backed securities, participation interests in loans, pooled investment entities that invest in loans, and senior floating rate loans (collateralized or uncollateralized). The Fund can also invest in ETFs with exposure to the above instruments.
Derivatives and Other Assets. The Fund may invest in derivative instruments and other assets, including options, futures, forward contracts, swaps (including on equity and fixed income securities and indices, commodities, interest rates, currencies and volatility), “structured” notes, mortgage-related securities, equity-linked debt securities (such as equity-linked notes), commodity-linked derivatives, and currency derivatives.
Cayman Islands Subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary may invest in commodity-linked derivatives (including commodity futures, financial futures, options, and swap contracts), ETFs and other exchange-traded products related to gold or other special minerals (Gold ETFs), and ETFs with exposure to other commodities (Commodity ETFs). The Subsidiary may also invest in certain fixed-income investments and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. In managing the Subsidiary’s portfolio, the Adviser will be subject to the same operational guidelines that apply to the management of the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund’s investment in the Subsidiary may vary based on the portfolio managers’ use of different types of commodity-linked derivatives, fixed income investments, Gold ETFs, Commodity ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund’s indirect investments through the Subsidiary, and the Fund will be subject to the risks associated with any investment by the Subsidiary.
3. The sections under the headings “Fund Summary - Principal Investment Strategies of the Fund” and “Investment Objective(s), Strategies, Risks and Portfolio Holdings - Objective(s) and Strategies” will be updated to include the following additional risk:
Exchange-Traded Funds Risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) the market price of an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) a passively managed exchange-traded fund may not accurately track the performance of the reference asset; and (5) a passively managed exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged. Investing in leveraged exchange-traded funds may result in economic leverage, which does not result in the possibility of the Fund incurring obligations beyond its investments, but nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument, which can result in greater volatility.
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